EXHIBIT 99.1








                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)







                                                            Financial Statements
                        For the Periods from May 1, 2003 through August 28, 2003
                           and April 11, 2003 (Inception) through April 30, 2003

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                                        Contents

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     Report of Independent Certified Public Accountants                  3

     Financial statements
         Balance sheets                                                  4
         Statements of stockholders' equity                              5
         Statement of cash flows                                         6

     Notes to financial statements                                    7-10

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Report of Independent Certified Public Accountants



Millstream Acquisition Corporation
Wayne, Pennsylvania

We have audited the accompanying balance sheets of Millstream Acquisition Corporation (a corporation in the development stage) as of August 28, 2003 and April 30, 2003, and the related statements of stockholders' equity for the periods from May 1, 2003 through August 28, 2003 and April 11, 2003 (inception) through April 30, 2003, and cash flows for the period from April 11, 2003 (inception) through August 28, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millstream Acquisition Corporation as of August 28, 2003 and April 30, 2003, and its cash flows for the periods from April 11, 2003 (inception) through August 28, 2003 in conformity with accounting principles generally accepted in the United States of America.



                /s/ BDO Seidman, LLP

Philadelphia, Pennsylvania
August 28, 2003

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                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                                  Balance Sheets

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




                                                                                    August 28,       April 30,
                                                                                          2003            2003
-----------------------------------------------------------------------------------------------------------------
Assets

Cash                                                                               $     974,230    $     60,039
Cash in Trust Fund                                                                    20,685,000              --
-----------------------------------------------------------------------------------------------------------------

Total assets                                                                       $  21,659,230    $     60,039
-----------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity

Current liabilities
     Note payable, stockholder (Note 3)                                            $      35,000    $     35,000
     Accrued liabilities                                                                 166,595              --
-----------------------------------------------------------------------------------------------------------------

Total current liabilities                                                                201,595          35,000
-----------------------------------------------------------------------------------------------------------------

Common stock, subject to possible redemption, 804,598
     shares at conversion value (Note 1)                                               4,103,450              --
-----------------------------------------------------------------------------------------------------------------

Commitment (Note 4)

Stockholders' equity (Notes 1 and 2)
     Preferred stock, $.0001 par value
         Authorized 1,000,000 shares; none issued (Note 5)                                    --              --
     Common stock, $.0001 par value
         Authorized 20,000,000 shares
         Issued and outstanding 3,970,402 shares, net of
              804,598 shares subject to possible redemption, and
              750,000 shares, respectively                                                   397              75
     Additional paid-in capital                                                       17,353,788          24,964
-----------------------------------------------------------------------------------------------------------------

Total stockholders' equity                                                            17,354,185          25,039
-----------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity                                         $  21,659,230    $     60,039
-----------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity
--------------------------------------------------------------------------------





                                                                                 Common Stock          Additional
                                                             Preferred       ----------------------       Paid-In
                                                                 Stock         Shares     Amount          Capital            Total
------------------------------------------------------------------------------------------------------------------------------------
Balance, April 11, 2003 (inception)                         $      --             --    $    --       $         --    $          --

Sale of 750,000 shares of common stock to initial
     stockholders at $.0334 per share                              --        750,000         75             24,964           25,039
------------------------------------------------------------------------------------------------------------------------------------

Balance, April 30, 2003                                            --        750,000         75             24,964           25,039

Sale of 3,220,402 shares of common stock to public
     stockholders at $6.00 per share, net of 804,598
     shares subject to possible redemption at $5.10 per
     share and net of underwriters' discount and
     offering expenses of $2,717,403                               --      3,220,402        322         17,328,824       17,329,146
------------------------------------------------------------------------------------------------------------------------------------

Balance, August 28, 2003                                    $      --      3,970,402    $   397     $   17,353,788    $  17,354,185
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                         Statement of Cash Flows
--------------------------------------------------------------------------------





For the period from April 11, 2003 (inception) through August 28,                                        2003
-----------------------------------------------------------------------------------------------------------------
Cash flows from investing activities
     Cash in Trust Fund                                                                      $    (20,685,000)
-----------------------------------------------------------------------------------------------------------------

Cash flows from financing activities
     Proceeds from sale of shares of common stock to founding stockholders                             25,039
     Proceeds from note payable, stockholder                                                           35,000
     Proceeds from public offering of 4,025,000 units, net of underwriting
         discount and offering expenses                                                            21,599,191
-----------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities                                                          21,659,230

Cash at beginning of period                                                                                --
-----------------------------------------------------------------------------------------------------------------

Cash at end of period                                                                        $        974,230
-----------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

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1. Organization     Millstream  Acquisition   Corporation  (the  "Company")  was
   and              incorporated  in  Delaware  on  April  11,  2003 as a "blank
   Business         check"  company,  the  objective  of which is to  acquire an
   Operations       operating  business in an industry not yet  determined.  The
                    Company's initial stockholders purchased 750,000 common shares, $.0001 par value, for $25,039 on April 14, 2003. For the period from April 11, 2003 (inception) through August
                    28, 2003, the Company had not yet commenced any operations and, accordingly, a statement of operations has not been presented. All activity from April 11, 2003 through August
                    28, 2003 relates to the Company's formation and initial public offering.

                    The registration statement for the Company's initial public offering ("Offering") was declared effective August 25, 2003. The Company consummated the Offering on August 28, 2003 and raised net proceeds of $21,636,782, before $204,185 of additional costs in connection with the Offering. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering. Furthermore, there is no assurance that the Company will be able to successfully effect a business combination with an operating business in an industry yet to be determined ("Business Combination"). $20,685,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. The Trust Fund indenture limits investments to U.S. government securities with maturities of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                    The Company,  after  signing a definitive  agreement for the
                    acquisition   of  a  target   business,   will  submit  such
                    transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

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                    Business  Combination,  the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 750,000 founding shares of common stock in accordance with
                    the  vote  of  the   majority   in  interest  of  all  other
                    stockholders  of the Company  ("Public  Stockholders")  with
                    respect   to   the   first   Business   Combination.   After
                    consummation of the Company's first Business Combination, this voting safeguard will no longer be applicable.

                    With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem their shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified common stock subject to possible redemption in the accompanying August 28, 2003 balance sheet.

                    The Company's Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria described below have been satisfied. If the Company enters

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

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                    into either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination prior to the expiration of 18 months after the completion of the Offering, but is unable to complete the Business Combination within the 18-month period, the Company will have an additional six months in which to complete the Business Combination contemplated by the letter of intent, agreement in principle or definitive agreement. If the Company is unable to do so by the expiration of the 24-month period from the completion of the Offering, the Company will then liquidate. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units (Note 2) sold (see Note 2).

2. Offering         The Company sold 4,025,000  units ("Units") in the Offering, which  included  all of the  525,000  Units  subject  to the underwriters'  overallotment  option.  Each Unit consists of one share of the Company's  common stock,  $.0001 par value,
                    and  two   Redeemable   Common   Stock   Purchase   Warrants
                    ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination with a target business or one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given. In connection with this Offering, the Company issued an option for $100 to the representative of the underwriters to purchase 350,000 Units at an exercise price of $9.90 per Unit. In addition, the warrants underlying such Units are exercisable at $6.00 per share.

                                              Millstream Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

3. Note Payable, The Company issued a $35,000 unsecured promissory note to a Stockholder stockholder on April 28, 2003. The note was non-interest bearing and will be paid from the net proceeds of the Company's initial public offering.

4. Commitment       The Company  presently  occupies office space provided by an affiliate  of an Initial  Stockholder.  Such  affiliate  has agreed that,  until the  acquisition of a target business by the  Company,  it will make such  office  space,  as well as certain office and  secretarial  services,  available to the
                    Company,  as may be  required  by the  Company  from time to time.  The Company has agreed to pay such  affiliate  $7,500 per month for such services commencing on the effective date of the Offering.

5. Preferred Stock  The  Company  is  authorized  to issue  1,000,000  shares of preferred stock, par value $.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6. Common Stock     At August 28,  2003,  9,100,000  shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' option.